Exhibit 99.15

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   AUGUST 1997

                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HE2

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.  Mortgage Loan Information:

     (1) Aggregate Monthly Payments Due:                   $       2,302,442.60

     (2)  Aggregate  Monthly  Payments  received and Monthly  Advances made this
          Month:

       (a) Principal                                       $         315,710.66
       (b) Interest                                        $       1,971,454.03
       (c) Total                                           $       2,287,164.69

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:

       (a) Principal                                       $          53,148.36
       (c) Total                                           $          53,148.36

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:

       (a) Principal                                       $       1,003,839.58
       (b) Interest                                        $           9,301.71
       (c) Total                                           $       1,013,141.29

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     (5)  Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

       (a) Principal                                       $               0.00
       (b) Interest                                        $               0.00
       (c) Total                                           $               0.00

     (6)  Aggregate Liquidation Proceeds for prior month:

       (a) Principal                                       $               0.00
       (b) Interest                                        $               0.00
       (c) Total                                           $               0.00

     (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:

       (a) Principal                                       $               0.00
       (b) Interest                                        $               0.00
       (c) Total                                           $               0.00

     (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

       (a) Principal                                       $               0.00
       (b) Interest                                        $               0.00
       (c) Total                                           $               0.00

     (9)  Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02:

       (a) Principal                                       $               0.00
       (b) Interest                                        $               0.00
       (c) Total                                           $               0.00

     (10) Pool Principal Balance:                          $     243,587,494.62

     (11) Available Funds:                                 $       3,252,163.07

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     (12) Realized Losses for prior month:                 $               0.00


     (13) Aggregate Realized Losses:                       $               0.00
          (a) Deficient Valuations                         $               0.00
          (b) Special Hazard Losses                        $               0.00
          (c) Fraud Losses                                 $               0.00
          (d) Excess Bankruptcy Losses                     $               0.00
          (e) Excess Special Hazard Losses                 $               0.00
          (f) Excess Fraud Losses                          $               0.00

     (14) Compensating Interest Payment:                   $           1,628.74

     (15) Net Simple Interest Shortfall:                   $              (0.00)

     (16) Net Simple Interest Excess:                      $               0.00

     (17) Simple Interest Shortfall Payment:               $              (0.00)

     (18) Unpaid Net Simple Interest Shortfall:

     Class A1                    36157RAA3                 $               0.00
     Class A2                    36157RAB1                 $               0.00
     Class A3                    36157RAC9                 $               0.00
     Class A4                    36157RAD7                 $               0.00
     Class A5                    36157RAE5                 $               0.00
     Class A6                    36157RAF2                 $               0.00
     Class A7                    36157RAG0                 $               0.00
     Class S                     36197HE2S                 $               0.00
     Class M                     36157RAH8                 $               0.00
     Class B1                    36157RAJ4                 $               0.00
     Class B2                    36157RAK1                 $               0.00
     Class B3                    36157RAL9                 $               0.00
     Class B4                    36157RAM7                 $               0.00
     Class B5                    36157RAN5                 $               0.00

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     (19) Class Certificate Interest Rate:

     Class M                     36157RAH8                    7.410%
     Class B1                    36157RAJ4                    7.585%
     Class B2                    36157RAK1                    7.925%
     Class B3                    36157RAL9                    9.259%
     Class B4                    36157RAM7                    9.259%
     Class B5                    36157RAN5                    9.259%
     Class S                     36197HE2S                    2.210%

     (20) Accrued Certificate Interest and Pay-out Rate:

     Class A1          36157RAA3       $      370,602.34             6.740%
     Class A2          36157RAB1       $      236,637.08             6.745%
     Class A3          36157RAC9       $      125,259.17             6.895%
     Class A4          36157RAD7       $      178,770.00             7.080%
     Class A5          36157RAE5       $       82,028.75             7.185%
     Class A6          36157RAF2       $      169,316.94             7.485%
     Class A7          36157RAG0       $      133,072.80             7.120%
     Class S           36197HE2S       $      448,386.48             2.210%
     Class M           36157RAH8       $       37,666.65             7.410%
     Class B1          36157RAJ4       $       38,556.21             7.585%
     Class B2          36157RAK1       $       12,087.99             7.925%
     Class B3          36157RAL9       $       18,827.59             9.259%
     Class B4          36157RAM7       $       14,122.62             9.259%
     Class B5          36157RAN5       $       14,129.87             9.259%
                              Total    $    1,879,464.47

     (21) Principal distributable:

     Class A1          36157RAA3       $    1,346,605.92
     Class A2          36157RAB1       $            0.00
     Class A3          36157RAC9       $            0.00
     Class A4          36157RAD7       $            0.00
     Class A5          36157RAE5       $            0.00
     Class A6          36157RAF2       $            0.00
     Class A7          36157RAG0       $            0.00
     Class M           36157RAH8       $        7,905.95
     Class B1          36157RAJ4       $        7,905.95
     Class B2          36157RAK1       $        2,372.30
     Class B3          36157RAL9       $        3,162.64
     Class B4          36157RAM7       $        2,372.30
     Class B5          36157RAN5       $        2,373.52
     Class R1          36157RAP0       $            0.00
     Class R2          36157RAQ8       $            0.00
                              Total    $    1,372,698.60

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     (22) Additional  distributions  to the  Class R1  Certificate  pursuant  to
          Section 2.05 (d) :                          $                 0.00

     (23) Additional  distributions  to the  Class R2  Certificate  pursuant  to
          Section 4.01 (b):                           $                 0.00

B. Other Amounts:

     (1)  Senior Percentage for such Distribution Date:             91.735256%

     (2)  Senior Prepayment Percentage for such Distribution Date: 100.000000%

     (3)  Junior Percentage for such Distribution Date:              8.264744%

     (4)  Junior Prepayment Percentage for such Distribution Date:   0.000000%

     (5)  Subordinate Certfificate Writedown Amount for such
          Distribution Date:                                   $          0.00

     (6)  Prepayment Distribution Triggers satisfied:
                                   Yes                No
                                   ---                --
          Class B1                  X
          Class B2                  X
          Class B3                  X
          Class B4                  X
          Class B5                  X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                           GE CAPITAL MORTGAGE SERVICES, INC.


                                           By:   /s/ Karen Pickett
                                           -------------------------------------
                                           Name:     Karen Pickett
                                           Title:    Vice President,
                                                     Investor Operations